                                                                Exhibit 10(m)













                            FAMILY RESTAURANTS, INC.

                                 SEVERANCE PLAN

                               TABLE OF CONTENTS

                                                                                                                    Page
Article 1         Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Article 2         Commencement of Participation and Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

         2.1      Commencement of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         2.2      Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Article 3         Benefits and Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

         3.1      Severance Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         3.2      Payment of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.3      Return to Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.4      Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.5      Withholding and Payroll Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.6      No Duplication of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

Article 4         Termination, Amendment or Modification of the Plan  . . . . . . . . . . . . . . . . . . . . . .   10

         4.1      Termination, Amendment or Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         4.2      Termination of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Article 5         Other Benefits and Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

         5.1      Coordination with Other Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Article 6         Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         6.1      Plan Administrator's Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         6.2      Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         6.3      Binding Effect of Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         6.4      Indemnity of Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         6.5      Employer Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

Article 7         Claims Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         7.1      Presentation of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         7.2      Notification of Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         7.3      Review of a Denied Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         7.4      Decision on Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

         7.5      Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Article 8         Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

         8.1      Unsecured General Creditor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         8.2      Employer's Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         8.3      Nonassignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         8.4      Not a Contract of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.5      Furnishing Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.6      Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.7      Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.8      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.9      Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.10     Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         8.11     Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         8.12     Entire Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                            FAMILY RESTAURANTS, INC.

                                 SEVERANCE PLAN


                           EFFECTIVE FEBRUARY 1, 1993

                                    PURPOSE

            The purpose of this Plan is to provide specified severance benefits to certain selected employees of Family Restaurants, Inc., a Delaware corporation, and its Subsidiaries. This Plan is intended to be a "welfare benefit plan" under Title I of ERISA. The Company previously maintained a severance plan that provided various benefits for different employee groups. The Company now desires to amend that plan to change the benefits offered and to provide uniform benefits applicable to all eligible employees. Accordingly, this Plan document is a complete amendment and restatement of the terms and conditions of that plan and supersedes that plan in its entirety as of the Effective Date.


                                   ARTICLE 1
                                  DEFINITIONS

            For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meaning:

1.1 "Beneficiary" shall mean the person(s) designated by the Eligible Participant pursuant to Section 3.1(a)(iii) below to receive the unpaid portion, if any, of his or her severance benefit upon his or her death. If there is no such living designated Beneficiary, "Beneficiary" shall mean an Eligible Participant's spouse, if living, and if not, the Eligible Participant's then living descendants, by right of representation, and if there is no living spouse or descendant, "Beneficiary" shall mean the Eligible Participant's estate.

1.2         "Board" shall mean the Board of Directors of the Company.

1.3         "Claimant" shall have the meaning set forth in Section 7.1 below.

1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.5 "Company" shall mean Family Restaurants, Inc., a Delaware corporation.

1.6 "Comparable or Similar Position" shall mean a new job or position of employment that will (i) provide a Participant with at least ninety-five percent (95%) of the Weekly Base Salary he or she was receiving in his or her prior job or position with an Employer, (ii) be located within thirty-five (35) miles of the location of the Participant's prior job or position with an Employer and (iii) be relatively similar in scope and responsibility to the Participant's prior job or position with an Employer. In determining whether an Employee's new job or position is a Comparable or Similar Position to his old job or position, the fact that an Employee's original date of hire or his or her employee benefits (other than Weekly Base Salary) have changed shall not be taken into account.

1.7         "Effective Date" shall mean February 1, 1993.

1.8 "Eligible Employee" shall mean any full-time salaried Employee (exempt or non-exempt) who is scheduled to work a minimum of twenty- five (25) hours per week as a salaried Employee.

1.9 "Eligible Participant" shall have the meaning set forth in Section 3.1(a) below.

1.10        "Employee" shall mean any common law employee of any Employer.

1.11 "Employer" shall mean the Company and/or any Subsidiary of the Company.

1.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.13 "Participant" shall mean any Eligible Employee who becomes a participant in the Plan in accordance with the Plan's terms and conditions.

1.14 "Plan" shall mean Family Restaurants, Inc. Severance Plan, which is defined by this instrument, as it may be amended from time to time.

1.15 "Plan Administrator" shall mean the person or administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 6 below.

1.16        "Plan Year" shall mean the calendar year.

1.17 "Qualifying Termination" shall mean a Participant's termination of employment from all Employers as a result of one of the following events:

            (i) a reduction in an Employer's work force under which a Participant's employment is terminated;

            (ii) the elimination of a Participant's job or position without the Participant being offered a Comparable or Similar Position; or

            (iii) such other event of termination for which cause did not exist, as determined in the sole discretion of the Plan Administrator.


            Despite the foregoing, a Qualifying Termination shall not include the following events of termination:

            (a) a Participant's voluntary retirement if a Comparable or Similar Position is available to the Employee;

            (b)      a Participant's voluntary resignation;

            (c) a Participant's refusal to accept a new job or position that is a Comparable or Similar Position with an Employer;

            (d) the termination of the Participant's employment for cause; or

            (e) a Participant's refusal to accept a Comparable or Similar Position with an Employer or successor entity following (1) a corporate reorganization or merger of a Participant's Employer or the Company, (2) the transfer or sale of all or a portion of the stock or assets of a Participant's Employer or the Company, or (3) any other arrangement (including contractual arrangements such as employee leasing) whereby the legal entity that was the Participant's Employer is changed but the Participant is offered a Comparable or Similar Position.

            The distinction made between termination "for cause" and "not for cause" in (iii) and (d) above is made solely for the purpose of determining Participants who are eligible for severance benefits under this Plan and for no other purposes. These provisions are not intended to modify the Employer's right, as set forth in
            Section 8.4, to terminate employment with or without cause.

1.18 "Senior Executive" shall mean a Participant who holds the job title of President or Vice President of any Employer, Executive Vice President or Senior Vice President of the Company, or any of their equivalents.

1.19 "Subsidiary" shall mean any corporation in which the Company owns more than fifty percent (50%) of the corporation's voting stock.

1.20 "Weekly Base Salary" shall mean a Participant's annual salary for the twelve full months immediately preceding his or her Qualifying Termination, excluding bonuses, commissions, overtime, incentive payments, non-monetary awards and fees, paid to a

            Participant for employment services rendered to any Employer, before reduction for compensation deferred pursuant to all qualified, nonqualified and Code Section 125 compensation plans of any Employer, divided by 52. Notwithstanding the foregoing, the Weekly Base Salary of a "FR, Inc. Distribution Services Truck Driver" shall be equal to 75% of his or her average weekly total compensation for the 26 weeks immediately preceding the date of his or her Qualifying Termination.


1.21 "Years of Service" shall mean the total number of years for which a Participant has been employed by one or more Employers as an Eligible Employee, provided, however, that if a Participant has at least five full years of service as an Eligible Employee, then his or her Years of Service shall be the total number of years for which such Participant has been employed by one or more Employers as an Employee. Except as specifically provided in the preceding statement, a partial year of employment shall be rounded up to the next full year if a Participant has completed six months or more of employment in that partial year; otherwise, a partial year of employment shall not be counted.


                                   ARTICLE 2
                   COMMENCEMENT OF PARTICIPATION AND VESTING

2.1 COMMENCEMENT OF PARTICIPATION. An Eligible Employee shall become a Participant on the date he or she is notified by the Plan Administrator that he or she will experience a Qualifying Termination.

2.2 VESTING. No Participant shall vest in any benefits under this Plan prior to becoming an Eligible Participant.


                                   ARTICLE 3
                             BENEFITS AND PAYMENTS

3.1         SEVERANCE BENEFIT.

            (a) ELIGIBILITY. A Participant shall become entitled to receive a severance benefit in accordance with this Article 3 if, and only if, he or she:

                     (i)     Experiences a Qualifying Termination;

                     (ii)    Signs and returns to the Plan
                             Administrator, as consideration for his or her severance benefits under this Plan, a general release agreement in the form determined from time to time by the Plan Administrator in its sole discretion; and

                     (iii) Signs and returns to the Plan Administrator a beneficiary designation form in the form determined from time to time by the Plan Administrator, in its sole discretion, to identify the person(s) to receive any amount payable pursuant to Section 3.4 below.

                     A Participant who meets all of the above requirements shall be referred to as an "Eligible Participant".


            (b) DETERMINATION OF BENEFITS (OTHER THAN CHIEF EXECUTIVE OFFICER). An Eligible Participant (other than an
                     Eligible Participant described in Section 3.1(c) below) shall be entitled to a severance benefit, based on his or her job position or employment status at the time he or she experiences a Qualifying Termination, that is equal to the sum of the applicable benefits described below, as adjusted by (iv) and (v) below:

                     (i)     GENERAL BENEFIT.

                             (1) Non-Exempt Employee, Exempt Employee Below Corporate Manager, General
                                      Manager or Equivalent Position of Any
                                      Employer. An Eligible Participant who is a Non-Exempt Employee or an Exempt Employee Below Corporate Manager of any Employer, or who holds the position of General Manager, or an equivalent position, with any Employer, all as set forth on Exhibit A, is entitled to a severance benefit under this Section 3.1(b)(i)(1) that is equal in amount to the Eligible Participant's Weekly Base Salary multiplied by the Eligible Participant's Years of Service; provided, however, that in no event shall such an Eligible Participant be entitled to a benefit that is:

                                      (a)     less than his or her Weekly Base
                                              Salary multiplied by 2, or

                                      (b)     more than his or her Weekly Base
                                              Salary multiplied by 15.

                             (2)      Corporate Manager or equivalent
                                      Position of Any Employer.  An
                                      Eligible Participant who holds the
                                      position of Corporate Manager, or an
                                      equivalent position, with any Employer,
                                      all as set forth on Exhibit B, is
                                      entitled to a severance benefit under
                                      this Section 3.1(b)(i)(2) that is equal
                                      in amount to the Eligible Participant's
                                      Weekly Base Salary multiplied by the
                                      Eligible Participant's Years of Service;
                                      provided, however, that in no
                                      event shall such an Eligible Participant be entitled to a benefit that is:

                                      (a)     less than his or her Weekly
                                              Base Salary multiplied by 2, if
                                              he or she has one Year of
                                              Service or less,

                                      (b)     less than his or her Weekly
                                              Base Salary multiplied by 8, if
                                              he or she has more than one Year
                                              of Service, or

                                      (c)     more than his or her Weekly
                                              Base Salary multiplied by 20.



                             (3) District Manager, District Operator, Director or Equivalent Position of
                                      Any Employer.  An Eligible Participant
                                      who holds the position of District
                                      Manager, District Operator or Director,
                                      or an equivalent position, with any
                                      Employer, all as set forth on Exhibit C, is entitled to a severance benefit under this Section 3.1(b)(i)(3) that is equal in amount to the Eligible Participant's Weekly Base Salary multiplied by the Eligible Participant's Years of Service; provided, however, that in no event shall such an Eligible Participant be entitled to a benefit that is:

                                      (a)    less than his or her Weekly Base
                                             Salary multiplied by 2, if he or
                                             she has held any such position,
                                             or an equivalent one (as
                                             determined by the Plan
                                             Administrator, in its sole
                                             discretion), for one year or less,
                                             or

                                      (b)     less than his or her Weekly
                                              Base Salary multiplied by
                                              13, if he or she has held any
                                              such position, or an equivalent
                                              one (as determined by the Plan
                                              Administrator, in its sole
                                              discretion), for more than one
                                              year.

                             (4) Vice President, President, or Equivalent Position of Any Employer. An Eligible Participant who holds the position of Vice President or President, or an equivalent position, with any Employer, all as set forth on Exhibit D, is entitled to a severance benefit under this Section 3.1(b)(i)(4) that is equal in amount to the Eligible Participant's Weekly Base Salary multiplied by 1.5 multiplied by the Eligible Participant's Years of Service.

                             (5) Executive Vice President or Senior Vice President of the Company. An Eligible Participant who holds the position of Executive Vice President with the Company or a Senior Vice

                                      President with the Company, all as set
                                      forth on Exhibit E, is entitled to a
                                      severance benefit under this Section
                                      3.1(b)(i)(5) that is equal in amount to
                                      the Eligible Participant's Weekly Base
                                      Salary multiplied by 2.0 multiplied by
                                      the Eligible Participant's Years of
                                      Service.

                             (6)      Job Positions and Exhibits.  For
                                      purposes of determining benefits
                                      under this Plan, the Plan Administrator
                                      shall determine, in its sole discretion,
                                      (i) job positions and employment statuses to be included on each of the Exhibits to this Plan (which Exhibits may be amended or modified at any time or from time to time by the Plan Administrator), and (ii) a Participant's job position or employment status.

                     (ii)    TENURE ADJUSTMENT FOR SENIOR EXECUTIVE.
                             In addition to the benefit provided
                             for in Section 3.1(b)(i) above, an Eligible
                             Participant who is a Senior Executive at the time of his or her Qualifying Termination is entitled to a severance benefit that is equal in amount to
                             (a) the Eligible Participant's Weekly Base Salary multiplied by (b) the applicable Benefit Factor set forth in the following schedule based on his or her Years of Service:



                    Years of Service*                          Benefit Factor
                    -----------------                          --------------
                        5 to 10                                      2
                       11 to 15                                      4
                       16 to 20                                      6
                       21 or More                                    8

                             * A partial year shall be rounded up to the next full year if six months or more of employment has been completed.

                     (iii) AGE ADJUSTMENT FOR SENIOR EXECUTIVES. In addition to the benefits provided for in Sections 3.1(b)(i) and (ii) above, an Eligible Participant who is a Senior Executive at the time of his or her Qualifying Termination shall be entitled to an additional severance benefit that is equal in amount to the severance benefit provided in Section 3.1(b)(i) above multiplied by the applicable rate set forth in the following schedule:

                    Age of Participant At
                    Qualifying Termination            Applicable Rate
                    ----------------------            ---------------
                         Less than 40                        0%
                         40 to 44                           25%
                         45 to 49                           30%
                         50 to 54                           40%
                         55 or more                         50%

                     (iv)    MINIMUM SEVERANCE BENEFIT FOR SENIOR EXECUTIVE.
                             In no event shall the total severance
                             benefit paid to a Participant who is a Senior Executive, consisting of the applicable General Benefit under Section 3.1(b)(i)(4) or (5) above, the Tenure Adjustment under Section 3.1(b)(ii) above (if applicable) and the Age Adjustment under section (iii) above (if applicable), be:


                             (a)      less than his or her Weekly Base
                                      Salary multiplied by 13, if he or
                                      she has held any such position, or an
                                      equivalent one (as determined by the Plan
                                      Administrator, in its sole discretion),
                                      for less than three years, or

                             (b)      less than his or her Weekly Base
                                      Salary multiplied by 26, if he or
                                      she has held any such position, or an
                                      equivalent one (as determined by the Plan
                                      Administrator, in its sole discretion),
                                      for three or more years.

                     (v)     MAXIMUM SEVERANCE BENEFIT.  In
                             no event shall the total severance benefit paid to a Participant, consisting of the applicable General Benefit under Section 3.1(b)(i) (3),
                             (4) or (5) above (as applicable), the Tenure
                             Adjustment under Section 3.1(b)(ii) above (if applicable) and the Age Adjustment under
                             Section 3.1(b)(iii) above (if applicable) (a) be less exceed the Participant's Weekly Base Salary multiplied by 52.

            (c) CHIEF EXECUTIVE OFFICER OF THE COMPANY. In lieu of the severance benefit provided under Section
                     3.1(b) above, an Eligible Participant who is the Chief Executive Officer of the Company shall be entitled to such severance benefit, as designated in any Employment Agreement between the Company and its CEO. If there is no specific Employment Agreement, severance benefits would be determined by the Company's Board of Directors, but in no event shall such benefit be less than would have been provided to an Eligible Participant who immediately prior to his or her Qualifying Terminatuion (i) holds the position of Vice President or President of any Employer, and (ii) has the same years of service (for purposes of the Tenure Adjustment under Section 3.1(b)(ii) above) and is the same age as the Participant (for purposes of the Age Adjustment under Section 3.1(b)(ii) above).

3.2 PAYMENT OF BENEFITS. Unless the Plan Administrator, in its sole discretion, directs that payment shall be made in a lump sum, the severance benefits provided for in Section 3.1 above shall be paid in the form of bi-weekly installments that are paid in accordance with the Employer's normal payroll cycle and practices for wages, starting within two weeks of the Qualifying Termination. The gross amount of each check (prior to a reduction for taxes in accordance with Section 3.5 below) shall be equal to the gross amount the Eligible Participant was receiving in his or her bi-weekly checks immediately prior to the Qualifying Termination as his or her Weekly Base Salary. Subject to Section 3.3 below, such installment payments shall continue until the Eligible Participant receives all severance benefits he or she is entitled to under Section 3.1.

3.3 RETURN TO EMPLOYMENT. If an Eligible Participant commences receiving severance benefit payments and that Eligible Participant subsequently becomes employed with an Employer (or its successor, as determined by the Plan Administrator in its sole discretion) prior to the full payment of that benefit, the Eligible Participant (i) shall immediately forfeit any additional payments of that severance benefit, and (ii) any future severance benefits that may become payable under the Plan if he or she again becomes an Eligible Participant shall be reduced, dollar-for-dollar, by the amount of the severance benefit previously paid to him or her under the Plan on or after the Effective Date.

3.4 DEATH. If an Eligible Participant becomes entitled to receive severance benefit payments and that Eligible Participant subsequently dies prior to the time that he or she received full payment of his or her severance benefit, the remaining portion of that benefit shall be paid to his or her Beneficiary.

3.5 WITHHOLDING AND PAYROLL TAXES. The Eligible Participant's former Employer shall withhold from any and all benefit payments made under this Article 3, all federal, state and local income, employment and other taxes required to be withheld in connection with the payment of benefits hereunder, in amounts to be determined in the sole discretion of the Eligible Participant's former Employer.

3.6 NO DUPLICATION OF BENEFITS. This Plan shall not be deemed to modify in any way any written contract with any Eligible Participant, such as an employment contract, providing for the payment of severance benefits, provided, however, that if an Eligible Participant is entitled to receive severance benefits under such a written contract and under this Plan, the severance benefits otherwise payable under this Plan shall be reduced, or eliminated entirely, dollar for dollar, by the benefits payable pursuant to such written contract.

                                   ARTICLE 4
                           TERMINATION, AMENDMENT OR
                            MODIFICATION OF THE PLAN

4.1 TERMINATION, AMENDMENT OR MODIFICATION. The Company reserves the right at any time for any reason or for no reason to terminate, amend or modify the Plan, in whole or in part, including, without limitation, reducing, suspending or eliminating benefits, and the Company may amend or cancel any such amendment at any time. Each amendment must be set forth in a document that is signed by the Company, and the Plan shall be deemed to have been amended in the manner and at the time set forth in such document, and all Employees shall be bound by it. Continuance of the Plan is not assumed as a contractual obligation of the Company. Notwithstanding the foregoing, no termination, amendment or modification shall be effective to decrease or reduce a Participant's vested benefits under this Plan once he or she has become an Eligible Participant.

4.2 TERMINATION OF RIGHTS. Absent the earlier termination, modification or amendment of the Plan, a Participant's rights, including participating in the Plan, shall terminate upon the full payment of the applicable severance benefit provided under Article
            3. Additionally, a Participant shall immediately cease to be an Eligible Employee and a Participant (and shall be entitled to no benefits hereunder) at and following the time his or her employer ceases to be the Company or a Subsidiary, unless he or she experiences a Qualifying Termination on or before such time.


                                   ARTICLE 5
                         OTHER BENEFITS AND AGREEMENTS

5.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for an Eligible Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program for Employees. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. Despite the foregoing, and except for the benefits specifically provided for in this Plan, this Plan shall not be construed as entitling an Employee or Participant to receive any other benefit offered by an Employer. Specifically, but not by way of limitation of the foregoing, this Plan shall not entitle any Eligible Participant to receive any benefits offered by any Employer following his or her Qualifying Termination, including by way of illustration only, car allowance, leased car, vacation accrual, personal leave, or "QRC" benefits, regardless of whether such Eligible Participant receives his or her severance benefits in the form of a lump sum or installments pursuant to Section 3.2 above.

                                   ARTICLE 6
                                 ADMINISTRATION

6.1 PLAN ADMINISTRATOR'S DUTIES. This Plan shall be administered by a Plan Administrator who shall be a single person or committee appointed by the Chief Executive Officer of the Company. The Plan Administrator shall be the Plan fiduciary. Any person serving as a Plan Administrator may be a Participant under this Plan. The Plan Administrator shall have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. Specifically, but not in limitation of the foregoing, the Plan Administrator shall have sole discretion at any time and from time to time to establish, amend or modify in any way the job titles and equivalencies set forth on the attached Exhibits.

6.2 AGENTS. In the administration of this Plan, the Plan Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to any Employer.

6.3 BINDING EFFECT OF DECISIONS. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

6.4 INDEMNITY OF PLAN ADMINISTRATOR. All Employers shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Administrator or any of its members.

6.5 EMPLOYER INFORMATION. To enable the Plan Administrator to perform its functions, each Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of its Participants and such other pertinent information as the Plan Administrator may reasonably require.


                                   ARTICLE 7
                               CLAIMS PROCEDURES

7.1 PRESENTATION OF CLAIM. Any Participant (such Participant being referred to below as a "Claimant") may deliver to the Plan Administrator a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

7.2 NOTIFICATION OF DECISION. The Plan Administrator shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

            (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

            (b) that the Plan Administrator has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                    (i) the specific reason(s) for the denial of the claim, or any part of it;

                    (ii) the specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                    (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                    (iv) an explanation of the claim review procedure set forth in Section 7.3 below.

7.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Plan Administrator that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Plan Administrator a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

            (a)      may review pertinent documents;

            (b)      may submit written comments or other documents; and/or

            (c) may request a hearing, which the Plan Administrator, in its sole discretion, may grant.

7.4 DECISION ON REVIEW. The Plan Administrator shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Plan Administrator's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

            (a)      specific reasons for the decision;

            (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

            (c) such other matters as the Plan Administrator deems relevant.

7.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 7 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 8
                                 MISCELLANEOUS

8.1 UNSECURED GENERAL CREDITOR. Participants and their heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future in accordance with the Plan. Amounts payable to a Participant shall be paid from the general assets of an Employer exclusively.

8.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

8.3 NONASSIGNABILITY. A Participant shall not have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

8.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause. Nothing in this Plan shall be deemed to give a Participant the right to be employed in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

8.5 FURNISHING INFORMATION. A Participant will cooperate with the Plan Administrator by furnishing any and all information requested by the Plan Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

8.6 TERMS. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

8.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

8.8 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

8.9 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.


8.10 NOTICE. Any notice or filing required or permitted to be given to the Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                    Family Restaurants, Inc.
                    2701 Alton Avenue
                    Irvine, California  92714
                    Attention:  Human Resources

            Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

            Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand- delivered, or sent by mail, to the last known address of the Participant.

8.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and his or her permitted successors and assigns.

8.12 ENTIRE BENEFIT. This Plan constitutes the entire agreement and understanding among the Employers and Employees with regards to the subject matter hereof and supersedes all prior oral or written agreements, arrangements and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any Employer that is not embodied in this Plan, and no Employer shall be bound by or be liable for any alleged representation, promise, inducement or statement not set forth in this document.


            IN WITNESS WHEREOF the Company has signed this Plan document as of _________, 1994.



                                FAMILY RESTAURANTS, INC.
                                a Delaware Corporation


                                By: __________________________________________


                                    Its: _____________________________________